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CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                                                   EXHIBIT 10.13

                      FIRST AMENDMENT TO LICENSE AGREEMENT

      THIS FIRST AMENDMENT TO LICENSE AGREEMENT (the "AMENDMENT") is entered into as of July 7, 2003 (the "AMENDMENT EFFECTIVE DATE"), between ALGORX PHARMACEUTICALS, INC., a Delaware corporation ("ALGORX"), and POWDERJECT RESEARCH LTD., an English corporation. ("POWDERJECT").

                                    RECITALS

      WHEREAS, AlgoRx and PowderJect entered into a License Agreement effective as of March 22, 2002 (the "LICENSE AGREEMENT"), pursuant to which PowderJect has granted to AlgoRx a license under certain intellectual property rights relating to needleless powder injection, including, without limitation, the delivery of products into the skin, and improvements thereof to discover, develop, manufacture, and commercialize certain drug products;

      WHEREAS, pursuant to the License Agreement, PowderJect has the ability to designate certain drug products as powderJect Named Products, and has exclusive rights under AlgoRx's improvements to the needleless powder injection technology licensed to AlgoRx by PowderJect to discover, develop, manufacture, and commercialize such PowderJect Named Products;

      WHEREAS, the parties desire to amend the License Agreement to modify AlgoRx's diligence obligations with respect to Cytokine Drugs and to clarify AlgoRx's reporting obligations;

      NOW, THEREFORE, PowderJect and AlgoRx hereby agree that the License Agreement shall be amended, effective as of the Amendment Effective Date, as provided below:

      1. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the License Agreement.

      2. Section 2.9(b) of the License Agreement shall deleted in its entirely and replaced with the following new Section 2.9(b):

      2.9(b) CYTOKINE DRUGS. AlgoRx agrees that AlgoRx and/or its Affiliates or licensees shall spend an aggregate of at least ****** on funding active research and development efforts on at least one Licensed Product that is a Cytokine Drug during the period extending from the Amendment Effective Date and the two (2) year anniversary of the Amendment Effective Date. For the avoidance of doubt, the ******* ****** aggregate research and development funding agreed herein expressly excludes any research and/or development funding, costs, liabilities or expenses or accrued prior to the Amendment Effective Date. Thereafter, AlgoRx agrees that AlgoRx and/or its Affiliates or Licensees shall spend an aggregate of at ****** ******* on funding active research and development efforts on at least one Licensed Product that is a Cytokine Drug during each 12-month period commencing on the two (2) year anniversary of the Amendment Effective Date and expiring on the five (5) year anniversary of the Amendment Effective Date, If AlgoRx does not meet any of its funding obligations under this section, then thereafter the Cytokine Drugs shall be included within the definition of the term Selectable Products in Section 1.36 above.

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      3.    Section 2.9(c) of the License Agreement shall be deleted in its entirety and replaced with the following new Section 2.9(c);

      2.9(c) REPORTS. AlgoRx shall keep PRL reasonably informed of AlgoRx's and its sublicensees' efforts under Sections 2.9(a) and 2.9(b) and upon PRL's request (no more often than once per year), shall provide PRL with a written report summarizing the status of such efforts.

      4. Except as amended hereby, the Agreement shall remain in full force and effect.

      5. This Amendment may be executed in one or more counterparts, each of which shall an original, and all of which shall constitute together the same document.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed:

ALGORX PHARMACEUTICALS INC.                POWDERJECT RESEARCH LIMITED

By: /s/ Gordon M. Saul                      By: /s/ C.S.W.SWINGLAND
    --------------------------------            --------------------------------
Name: Gordon M. Saul                        Name: C.S.W.SWINGLAND

Title: Vice President                       Title: DIRECTOR


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